UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2005

__________________________________________________

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in its charter)

__________________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including are code: (702) 454-7318

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

Press Release

On August 31, 2005, the Registrant issued a press release announcing that it has incorporated a new gas processing unit into its newly enhanced Neodesha pipeline system to support growing gas sales from its Petrol-Neodesha property in Kansas and that it will commence a three well drilling program on the property in September 2005. A copy of the press release is attached hereto as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

99	Press Release dated August 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PETROL OIL AND GAS, INC.

By: /s/Paul Branagan
Paul Branagan, President

Date: September 1, 2005

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